Other operating income and expenses (Details) - EUR (€) € in Millions		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Analysis of income and expense [abstract]
Other operating income	[1]	€ 803	€ 1,104	€ 1,510
Non- financial services		654	752	770
Other operating income		149	352	740
Other operating expense		(2,324)	(2,827)	(2,803)
Non-financial services		(498)	(674)	(661)
Other operating expense		(1,826)	(2,153)	(2,142)
Of which, credit institutions deposit guarantee fund and single resolution fund		(536)	(1,119)	(1,258)
Total other operating income and expenses		€ (1,521)	€ (1,723)	€ (1,293)

[1]	Includes EUR -1,225 million at 31 December 2024 (EUR -1,016 and EUR -674 at 31 December 2023 and 2022, respectively) derived from the net loss generated in Argentina as a result of the application of IAS 29 Financial reporting in hyperinflationary economies.